F’23 Q2 Financial Results Brady Corporation February 24, 2023

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of raw materials, labor and freight as well as raw material shortages and supply chain disruptions; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; difficulties in protecting our websites, networks, and systems against security breaches; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2022. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

3 * Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix. Organic sales grew 6.3%, with organic growth in both segments. Organic growth has exceeded 6% for 8 consecutive quarters. Strong Organic Sales Growth GPM of 48.0% compared to 47.0% in Q2 of F’22. Healthy gross profit margins indicative of Brady’s high value add. Healthy Gross Profit Margins GAAP EPS of $0.76 was up 16.9% over Q2 of last year. Diluted EPS Excluding Certain Items* increased 15.7% to $0.81 in Q2 of F’23 compared to $0.70 in Q2 of F’22. Expanding Earnings per Share Workplace Safety segment profit was up 38.4% over Q2 of F’22. Identification Solutions segment profit was up 7.4% over Q2 of F’22. Strong Divisional Results Repurchased 123,421 shares for $5.8M in Q2 of F’23. Returned $11.4M to our shareholders in the form of dividends. In a net cash position of $30.9M at January 31, 2023. Returning Capital to our Shareholders Q2 F’23 Highlights SG&A expense of 28.3% of sales in Q2 of F’23 compared to 29.1% in the prior year. SG&A expense benefiting from economies of scale and leverage. Driving Efficiencies in SG&A Expense

Sales Overview 4 Q2 F’23 SALES: Total sales increased 2.6%. Organic sales increased 6.3%. • ID Solutions – Organic sales increased 7.4%. • Workplace Safety – Organic sales increased 2.8%. 3.7% decrease due to foreign currency translation. $287 $277 $266 $252 $277 $266 $296 $306 $321 $318 $339 $324 $323 $326 $225 $250 $275 $300 $325 $350 Q1 F'20 (0.4%) Q2 F'20 (1.2%) Q3 F'20 (6.0%) Q4 F'20 (13.7%) Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Q4 F'22 9.0% Q1 F'23 6.9% Q2 F'23 6.3% Organic Growth (Decline) SALES (millions of USD) Q2 F’23 SALES COMMENTARY: ID Solutions experienced strong organic sales growth in the Americas and Europe. Workplace Safety realized organic sales growth for the fifth consecutive quarter. Foreign currency translation is a headwind due to the year-over-year strengthening of the U.S. dollar against other major currencies.

Gross Profit Margin 5 $141 $139 $130 $119 $135 $130 $149 $148 $155 $149 $164 $163 $155 $156 49.3% 50.3% 48.7% 47.1% 48.9% 48.7% 50.4% 48.2% 48.2% 47.0% 48.4% 50.4% 48.1% 48.0% 38% 40% 42% 44% 46% 48% 50% $100 $125 $150 $175 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 GROSS PROFIT & GPM% (millions of USD) Q2 F’23 – GROSS PROFIT MARGIN: Gross profit margin of 48.0% compared to 47.0% in Q2 of F’22. Price increases, efficiency gains, and automation are partially offsetting the negative impacts of inflation. Experiencing reduced inflation in certain geographies.

SG&A Expense 6 Q2 F’23 – SG&A EXPENSE: SG&A expense was 28.3% of sales compared to 29.1% of sales in the same quarter last year. We continue to focus on driving sustainable efficiency gains and increasing organic sales to continue reducing SG&A expense as a percent of sales. $90 $87 $83 $76 $83 $82 $91 $94 $97 $93 $96 $95 $90 $92 31.2% 31.6% 31.3% 30.2% 30.0% 30.9% 30.7% 30.6% 30.1% 29.1% 28.4% 29.2% 27.9% 28.3% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

R&D Expense 7 Q2 F’23 – R&D EXPENSE: We have a solid new product pipeline of high-quality materials and products to help make our customers more efficient. We are focused on ensuring that our R&D spend is both efficient and effective and we remain committed to investing in new product development. $11.0 $10.5 $9.8 $9.4 $10.2 $9.9 $11.3 $13.2 $13.9 $14.0 $14.9 $15.8 $13.9 $15.4 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.8% 4.3% 4.3% 4.4% 4.4% 4.9% 4.3% 4.7% 1.5% 2.5% 3.5% 4.5% $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 8 Q2 F’23 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes was up 15.4% to $48.5M in Q2 of F’23 compared to $42.0M in Q2 of F’22. Income Before Income Taxes Excluding Certain Items*, which only removes amortization expense from each period presented, increased 13.1% to $51.8M in Q2 of F’23 compared to $45.8M in Q2 of F’22. INCOME BEFORE INCOME TAXES (GAAP) (millions of USD) $41.6 $42.4 $22.2 $34.9 $42.2 $39.4 $47.8 $41.6 $44.7 $42.0 $51.3 $54.0 $50.3 $48.5 $10 $20 $30 $40 $50 $60 Q1 F'20 4.2% Q2 F'20 15.4% Q3 F'20 (45.9%) Q4 F'20 (26.0%) Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Q4 F'21 19.4% Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Q4 F'22 29.7% Q1 F'23 12.6% Q2 F'23 15.4% Year-on-Year Growth (Decline) * Income Before Income Taxes Excluding Certain Items is a non-GAAP measure. See appendix.

Net Income & Diluted EPS 9 Q2 F’23 – NET INCOME & DILUTED EPS: GAAP Net Income was $38.0M in Q2 of F’23 compared to $33.8M in Q2 of F’22 (an increase of 12.3%). • Net Income Excluding Certain Items* was $40.5M in Q2 of F’23 compared to $36.7M in Q2 of F’22 (an increase of 10.4%). GAAP Diluted EPS was $0.76 in Q2 of F’23 compared to $0.65 in Q2 of F’22 (an increase of 16.9%). • Diluted EPS Excluding Certain Items* was $0.81 in Q2 of F’23 compared to $0.70 in Q2 of F’22 (an increase of 15.7%). * Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix. $37.5 $33.6 $13.6 $27.7 $33.5 $30.9 $37.3 $28.0 $35.0 $33.8 $40.1 $41.1 $39.4 $38.0 $0 $10 $20 $30 $40 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 NET INCOME (GAAP) (millions of USD) $0.70 $0.62 $0.26 $0.53 $0.64 $0.59 $0.71 $0.53 $0.67 $0.65 $0.78 $0.81 $0.79 $0.76 $0.00 $0.20 $0.40 $0.60 $0.80 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 DILUTED EPS (GAAP)

Cash Generation 10 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) $38.8 $14.3 $42.8 $45.1 $62.8 $36.1 $56.0 $50.8 $27.5 ($3.2) $40.9 $53.2 $28.0 $29.4 -$5 $15 $35 $55 $75 Q1 F'20 104% Q2 F'20 43% Q3 F'20 313% Q4 F'20 163% Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102% Q4 F'22 130% Q1 F'23 71% Q2 F'23 77%% of Net Income CASH FLOWS IN Q2 OF F’23: Overview: Cash flow from operating activities was $29.4M in Q2 of F’23 compared to $(3.2M) in Q2 of F’22. Free cash flow* was $25.1M in Q2 of F’23 compared to $(8.3M) in Q2 of F’22. Cash generation was impacted by the timing of annual incentive-based compensation payments which were paid in Q1 of the current year and Q2 last year. Returning Funds to our Shareholders: Thus far in F’23, we returned a total of $40.7M to our shareholders in the form of dividends and buybacks. Dividends – Increased our annual dividends for the 37th consecutive year. Buybacks – Repurchased 402,934 shares in the first half of F’23 for $17.9M. * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) 3 Mos. Ended Jan. 31, 2023 3 Mos. Ended Jan. 31, 2022 6 Mos. Ended Jan. 31, 2023 6 Mos. Ended Jan. 31, 2022 Cash Balance - Beginning of Period 114.5$ 157.6$ 114.1$ 147.3$ Cash Flow from Operating Activities 29.4 (3.2) 57.4 24.3 Capital Expenditures (4.3) (5.1) (8.2) (16.4) Dividends (11.4) (11.7) (22.8) (23.2) Share Repurchases (5.8) (2.8) (17.9) (21.7) Debt (Repayments) Borrowings (21.7) 16.0 (17.7) 45.0 Effect of Exchange Rates on Cash 5.2 (2.0) 2.0 (3.4) Other 2.3 (1.4) 1.3 (4.5) Cash Balance - End of Period 108.2$ 147.4$ 108.2$ 147.4$

Net Cash 11 STRONG BALANCE SHEET: January 31, 2023 cash = $108.2M. January 31, 2023 debt = $77.3M. Balance sheet provides flexibility for future organic and inorganic investments. $245 $240 $190 $218 $256 $278 $322 $109 $91 $64 $26 $19 $15 $31 $0 $50 $100 $150 $200 $250 $300 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 NET CASH (millions of USD)

F’23 Diluted EPS Guidance Diluted EPS Excluding Certain Items* $3.40 to $3.60 (+7.9% to +14.3% vs. F’22) GAAP Diluted EPS $3.23 to $3.43 (+11.4% to +18.3% vs. F’22) Guidance Assumptions: Organic sales growth in the mid-single digit percentages. Negative foreign currency impact of approximately 3% on net sales. The only difference between GAAP Diluted EPS and Diluted EPS Excluding Certain Items* F’23 guidance is the after-tax impact of amortization expense. Full-year income tax rate of approximately 21%. Depreciation and amortization expense of $32M to $34M. Capital expenditures of approximately $22M. Foreign currency exchange rates as of January 31, 2023. 12 * Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

Identification Solutions 13 • Revenues increased 4.4%: • Organic growth = + 7.4%. • Fx reduction = (3.0%). • Organic sales grew in the Americas and Europe. • Organic sales declined in the high-single digits in Asia primarily due to declines in China. • We are investing in geographic expansion, innovation and sales-generating resources. • Increased segment profit as a percent of sales versus the prior year was partially driven by improved gross profit margins stemming from pricing actions and efficiency gains. Q2 F’23 SUMMARY:Q2 F’23 vs. Q2 F’22 (millions of USD) $198 $194 $218 $231 $249 $245 $264 $253 $256 $256 20% 20% 22% 18% 20% 18% 20% 20% 20% 19% 0% 5% 10% 15% 20% $150 $175 $200 $225 $250 $275 $300 $325 Q1 F'21 (8.4%) Q2 F'21 (6.9%) Q3 F'21 9.8% Q4 F'21 24.5% Q1 F'22 13.2% Q2 F'22 16.0% Q3 F'22 11.8% Q4 F'22 10.8% Q1 F'23 8.6% Q2 F'23 7.4% SALES & SEGMENT PROFIT % (millions of USD) • Organic sales growth in the mid-to-high single-digit percentages in F’23. • Continued profit growth, partially offset by foreign currency headwinds as well as the negative impact of inflation on profit margins. OUTLOOK: Q2 F’23 Q2 F’22 Change Sales $ 255.7 $ 245.0 + 4.4% Segment Profit 47.4 44.1 + 7.4% Segment Profit % 18.5% 18.0% + 50 bps Organic Growth / (Decline)

Workplace Safety 14 • Revenues declined 3.4%: • Organic growth = + 2.8%. • Fx reduction = (6.2%). • Segment profit increased as a result of our actions to: • Streamline our product offering. • Simplify and reduce our cost structure. • Improve our price competitiveness. • Organic sales growth was strong in Europe and Australia. • Profitability increased in North America, Europe, and Australia. Q2 F’23 SUMMARY:Q2 F’23 vs. Q2 F’22 (millions of USD) • Organic sales growth in the low single-digit percentages in F’23. • Significant foreign currency headwinds. • Continued profit improvements, partially offset by inflation and foreign currency. OUTLOOK: Q2 F’23 Q2 F’22 Change Sales $ 70.6 $ 73.1 (3.4%) Segment Profit 6.2 4.5 + 38.4% Segment Profit % 8.9% 6.2% + 270 bps $79 $72 $77 $75 $73 $73 $74 $71 $66 $71 10% 5% 7% 8% 3% 6% 10% 13% 10% 9% 0% 2% 4% 6% 8% 10% 12% 14% $50 $75 $100 $125 Q1 F'21 5.5% Q2 F'21 (4.8%) Q3 F'21 (2.2%) Q4 F'21 (12.7%) Q1 F'22 (8.6%) Q2 F'22 5.2% Q3 F'22 0.9% Q4 F'22 3.3% Q1 F'23 1.2% Q2 F'23 2.8% SALES & SEGMENT PROFIT % (millions of USD) Organic Growth / (Decline)

Appendix Regional Financial Results

Americas & Asia 16 • Revenues increased 5.9% in Q2 of F’23: • Organic growth = + 6.9%. • Fx reduction = (1.0%). • Organic sales grew in the high-single digits in the Americas, driven by approximately 11% growth in Identification Solutions and a mid-single digit decline in Workplace Safety. • Although revenues declined in Workplace Safety, operating income improved significantly. • Organic sales declined in the high-single digits in Asia due to declines in China. Outside of China, organic sales grew in the low single digits. Q2 F’23 SUMMARY: Q2 F’23 vs. Q2 F’22 (millions of USD) $180 $170 $189 $196 $213 $208 $223 $218 $218 $220 20% 18% 20% 17% 18% 16% 20% 20% 19% 18% 0% 5% 10% 15% 20% $100 $150 $200 $250 Q1 F'21 (7.9%) (0.4%) - Q2 F'21 (7.3%) 0.1% - Q3 F'21 7.8% 1.1% - Q4 F'21 18.0% 1.9% 3.7% Q1 F'22 9.3% 0.9% 8.3% Q2 F'22 13.9% 0% 8.1% Q3 F'22 9.2% (0.1%) 8.6% Q4 F'22 9.1% (1.0%) 2.8% Q1 F'23 4.0% (1.4%) - Q2 F'23 6.9% (1.0%) - SALES & SEGMENT PROFIT % (millions of USD) Q2 F’23 Q2 F’22 Change Sales $ 220.1 $ 207.8 + 5.9% Segment Profit 40.2 32.3 + 24.3% Segment Profit % 18.3% 15.6% + 270 bps Organic For. Curr. Acquisitions YTD F’23 vs. YTD F’22 (millions of USD) YTD F’23 YTD F’22 Change Sales $ 438.6 $ 420.7 + 4.2% Segment Profit 81.3 69.6 + 16.8% Segment Profit % 18.5% 16.6% + 190 bps

Europe & Australia 17 • Revenues declined 3.7% in Q2 of F’23: • Organic growth = + 5.2%. • Fx reduction = (8.9%). • Organic sales grew in the mid-single digits in Europe, driven by mid-single digit growth in Identification Solutions and low-single digit growth in Workplace Safety. • Organic sales grew in the mid-teens in Australia which was driven by a combination of increased volume and pricing. • Segment profit declined due to foreign currency and increased costs that were not fully offset by price increases in Europe. Q2 F’23 SUMMARY: Q2 F’23 vs. Q2 F’22 (millions of USD) $98 $95 $106 $110 $109 $110 $116 $106 $104 $106 13% 12% 15% 14% 13% 15% 14% 16% 16% 13% 0% 5% 10% 15% $50 $100 $150 Q1 F'21 1.5% 5.6% - Q2 F'21 (4.4%) 7.0% - Q3 F'21 4.2% 11.0% - Q4 F'21 3.2% 8.6% 6.3% Q1 F'22 2.6% 0.6% 8.2% Q2 F'22 11.7% (5.8%) 9.6% Q3 F'22 8.5% (8.2%) 8.7% Q4 F'22 8.8% (13.9%) 1.8% Q1 F'23 12.8% (17.0%) - Q2 F'23 5.2% (8.9%) - SALES & SEGMENT PROFIT % (millions of USD) Q2 F’23 Q2 F’22 Change Sales $ 106.2 $ 110.2 (3.7%) Segment Profit 13.5 16.3 (17.5%) Segment Profit % 12.7% 14.8% (210 bps) Organic For. Curr. Acquisitions YTD F’23 vs. YTD F’22 (millions of USD) YTD F’23 YTD F’22 Change Sales $ 210.3 $ 218.8 (3.9%) Segment Profit 30.2 30.1 + 0.3% Segment Profit % 14.4% 13.8% + 60 bps

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 18

Appendix GAAP to Non-GAAP Reconciliations

20

Non-GAAP Reconciliations

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Income Before Income Taxes Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Income Before Income Taxes Excluding Certain Items:

	Three months ended January 31,		Six months ended January 31,	
	2023	2022	2023	2022
Income before income taxes	$ 48,510	$ 42,042	$ 98,845	$ 86,738
Amortization expense	3,258	3,749	6,889	7,556
Income Before Income Taxes Excluding Certain Items (non-GAAP measure)	**$ 51,768**	**$ 45,791**	**$ 105,734**	**$ 94,294**

Income Tax Expense Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Certain Items:

	Three months ended January 31,		Six months ended January 31,	
	2023	2022	2023	2022
Income tax expense (GAAP measure)	$ 10,524	$ 8,227	$ 21,418	$ 17,877
Amortization expense	769	887	1,634	1,787
Income Tax Expense Excluding Certain Items (non-GAAP measure)	**$ 11,293**	**$ 9,114**	**$ 23,052**	**$ 19,664**

21

Non-GAAP Reconciliations

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Net Income Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Net Income Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Certain Items:

	Three months ended January 31,		Six months ended January 31,	
	2023	2022	2023	2022
Net income (GAAP measure)	$ 37,986	$ 33,815	$ 77,427	$ 68,861
Amortization expense	2,489	2,862	5,255	5,769
Net Income Excluding Certain Items (non-GAAP measure)	**$ 40,475**	**$ 36,677**	**$ 82,682**	**$ 74,630**

Diluted EPS Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Certain Items:

	Three months ended January 31,		Six months ended January 31,	
	2023	2022	2023	2022
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 0.76	$ 0.65	$ 1.55	$ 1.32
Amortization expense	0.05	0.05	0.10	0.11
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 0.81**	**$ 0.70**	**$ 1.65**	**$ 1.43**

Diluted EPS Excluding Certain Items Guidance:

	Fiscal 2023 Expectations	
	Low	High
Earnings per diluted Class A Common Share (GAAP measure)	$ 3.23	$ 3.43
Amortization expense	0.17	0.17
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 3.40**	**$ 3.60**